UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 28, 2025

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On April 24, 2025, Peoples Bancorp Inc. (“Peoples”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) with 27,898,307 (78%) of the 35,681,409 common shares outstanding and entitled to vote on the February 24, 2025 record date represented in person or by proxy.
Eleven directors of Peoples were elected to serve terms of one year each: S. Craig Beam, David F. Dierker, W. Glenn Hogan, Brooke W. James, Susan D. Rector, Kevin R. Reeves, Carol A. Schneeberger, Frances A. Skinner, Dwight E. Smith, Michael N. Vittorio, and Tyler J. Wilcox.

The following is a summary of the voting results (excluding fractional shares):

Nominee	For	Withheld	Abstentions	Broker Non-Votes
S. Craig Beam	21,397,692	396,330	not applicable	6,104,285
David F. Dierker	21,290,574	503,448	not applicable	6,104,285
W. Glenn Hogan	21,574,647	219,375	not applicable	6,104,285
Brooke W. James	21,294,570	499,452	not applicable	6,104,285
Susan D. Rector	21,123,422	670,600	not applicable	6,104,285
Kevin R. Reeves	21,354,165	439,857	not applicable	6,104,285
Carol A. Schneeberger	21,596,879	197,143	not applicable	6,104,285
Francis A. Skinner	21,602,488	191,534	not applicable	6,104,285
Dwight E. Smith	21,344,316	449,706	not applicable	6,104,285
Michael N. Vittorio	21,480,048	313,974	not applicable	6,104,285
Tyler J. Wilcox	21,515,875	278,146	not applicable	6,104,285

    Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) ratified the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2025. The following is a summary of the voting results (excluding fractional shares):

Proposal	For	Against	Abstention	Broker Non-Votes
Non-binding advisory vote on executive compensation	21,094,639	463,104	236,278	6,104,285

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	27,222,514	602,132	73,661	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 28, 2025	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer